United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

Arena Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-46164	73-1596109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 South Lewis Ave., Tulsa, Oklahoma 74136
(Address of principal executive offices)

Registrant's telephone number, including area code   (918) 747-6060

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CPR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

                On April 30, 2009, Arena Resources, Inc. (the “Company”) entered into a Third Amendment to First Amended and Restated Credit Agreement with MidFirst Bank and a syndicate of lenders including Compass Bank and Capital One, N.A., pursuant to which, among other items, the Company’s existing credit agreement was extended until July 15, 2009, and its aggregate maximum revolving credit commitment was established at $75 million.

                A copy of the Third Amendment to First Amended and Restated Credit Agreement is included as an exhibit hereto.

Exhibits

10.1	Third Amendment to First Amended and Restated Credit Agreement dated April 30, 2009, effective as of April 15, 2009, among the Company, MidFirst Bank, Compass Bank and Capital One, N.A.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA RESOURCES, INC.

Date: July 15, 2009	By:	/s/ William R. Broaddrick William R. Broaddrick Vice President Finance and Principal Financial Officer